SECOND QUARTER 2012 Supplemental Financial Data

Second Quarter 2012 Supplemental Financial Data Page 2 Table of Contents Company Profile, Second Quarter Highlights and AFFO Guidance 3 Consolidated Statements of Operations 4 Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net loss Attributable to Common Stockholders 5 Consolidated Balance Sheets 6 Consolidated Statements of Cash Flows 7 Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net loss Attributable to Common Stockholders 8 Capital Expenditures and Physical and Average Economic Occupancy................................9 Definitions of Non-GAAP Measures 9 Forward-Looking Statements "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings and performance are, by definition, and certain other statements in this Supplemental Financial Data Report may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, our business and investment strategy; legislative or regulatory actions; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to obtain and maintain debt or equity financing; financing and advance rates for our target assets; our leverage level; changes in the values of our assets; availability of attractive investment opportunities in our target markets; our ability to maintain our qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of quality personnel; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets and the general economy. Except as otherwise required by the federal securities laws, we assume no liability to update the information in this Supplemental Financial Data Report. We refer you to the sections entitled "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the twelve months ended December 31, 2011 that was filed with the Securities and Exchange Commission, or SEC, on March 15, 2012, which discusses various factors that could adversely affect our financial results. Such risk factors and information may be updated or supplemented by our subsequent Form 10-Q and Form 8-K filings and other documents filed from time to time with the SEC.

Second Quarter 2012 Supplemental Financial Data Page 3 Preferred Apartment Communities, Inc. Preferred Apartment Communities, Inc. (NYSE MKT:APTS), or the Company, is a Maryland corporation formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. As part of our property acquisition strategy, we may enter into forward purchase contracts or purchase options for to- be-built multifamily communities and we may make mezzanine loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the construction of these properties. As a secondary strategy, we also may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets and invest not more than 10% of our total assets in other real estate related investments, as determined by our manager as appropriate for us. We have elected to be taxed as a REIT for U.S. federal income tax purposes, commencing with our tax year ended December 31, 2011. Highlights of the second quarter 2012:  Recorded Adjusted Funds From Operations Attributable to Common Stockholders, or AFFO, of $830,980, exceeding our forecasted range, and net cash provided by operating activities of $869,992 for the three-month period ended June 30, 2012 (1)  Closed and fully funded a $6.1 million mezzanine construction loan with an option to purchase the property once developed and stabilized and a $2.9 million short term real estate acquisition bridge loan.  Declared a quarterly dividend on our Common Stock of $677,477, or $0.13 per common share, which was paid on July 16, 2012 to all common stockholders of record as of June 29, 2012.  On August 2, 2012, we declared a quarterly dividend on our Common Stock of $0.14 per common share, which is payable on October 15, 2012 to all common stockholders of record as of September 28, 2012. The $0.14 per share represents a 7.7% increase from the previous amount of $0.13 per share. We currently expect to continue our dividend distributions on our Common Stock at the $0.14 per share level for the fourth quarter of 2012. (2)  We continue to hold no debt at the Company or operating partnership levels, have no cross- collateralization of our real estate assets, and have no contingent liabilities at the Company or operating partnership levels with regard to our secured mortgage debt on our communities.  Declared and paid monthly dividends of $5.00 per share of our Series A Redeemable Preferred Stock, which totaled $36,892 through June 30, 2012. Our net cash from operations was more than sufficient to fund our second quarter dividends on both our Common Stock and our Series A Redeemable Preferred Stock. AFFO guidance:  AFFO is projected to be in the range of $775,000 - $875,000 for the third quarter of 2012.(2) (1) See Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net Loss Attributable to Common Stockholders and Definitions of Non-GAAP Measures on pages 5 and 9. (2) Guidance on projected dividend distributions for 2012 and projected AFFO for the third quarter of 2012 excludes any proceeds from any additional shares of our Series A Redeemable Preferred Stock or other securities that we may issue and potential dividends to be paid on those securities.

Second Quarter
2012

PREFERREDAPARTMENT | COMMUNITIES®

Preferred Apartment Communities, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three months ended		Six months ended	
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenues:				
Rental revenues (See note 1)	$ 2,241,663	$ 1,691,663	$ 4,473,385	$ 1,691,663
Other property revenues	282,039	185,275	546,220	185,275
Interest income on loans and notes receivable	337,279	1,333	476,277	1,333
Total revenues	2,860,981	1,878,271	5,495,882	1,878,271
Operating expenses:				
Property operating and maintenance	627,732	436,801	1,192,486	436,801
Property management fees	100,494	75,053	200,507	75,053
Real estate taxes	184,668	143,146	366,908	143,146
General and administrative	46,775	35,385	91,102	35,385
Depreciation and amortization	917,014	2,802,109	1,894,416	2,802,109
Acquisition costs	-	1,442,444	912	1,662,160
Organizational costs	1,593	7,072	1,593	94,372
Insurance	40,718	28,678	84,663	28,678
Professional fees	87,131	187,239	170,313	231,750
Other	38,405	30,061	74,788	33,858
Total operating expenses	2,044,530	5,187,988	4,077,688	5,543,312
Operating income (loss)	816,451	(3,309,717)	1,418,194	(3,665,041)
Management fees	188,421	145,266	368,976	145,266
Insurance	41,378	27,178	82,755	89,178
Interest expense	535,582	418,733	1,073,657	434,642
Equity compensation to directors and executives	286,027	79,982	605,607	79,982
Other income	(368)	(261)	(1,575)	(261)
Net loss	(234,589)	(3,980,615)	(711,226)	(4,413,848)
Less consolidated net loss attributable to non-controlling interests	-	-	-	-
Net loss attributable to the Company	(234,589)	(3,980,615)	(711,226)	(4,413,848)
Dividends to preferred stockholders	(78,967)	-	(79,685)	-
Net loss attributable to common stockholders	$ (313,556)	$ (3,980,615)	$ (790,911)	$ (4,413,848)
Net loss per share of Common Stock, basic and diluted	$ (0.06)	$ (0.81)	$ (0.15)	$ (1.78)
Weighted average number of shares of Common Stock outstanding, basic and diluted	5,177,170	4,886,486	5,164,167	2,474,973

Supplemental Financial Data Page 4

Second Quarter 2012 Supplemental Financial Data Page 5 6/30/2012 6/30/2011 Net loss attributable to common stockholders (313,556)$ (3,980,615)$ Add: Depreciation of real estate assets 910,227 754,995 Amortization of acquired intangible assets - 2,041,823 Funds from operations attributable to common stockholders 596,671 (1,183,797) Add: Acquisition costs - 1,442,444 Organization costs 1,593 7,072 Non-cash equity compensation to directors and executives 286,027 79,982 Amortization of loan closing costs (See note 2) 21,493 21,541 REIT establishment costs (See note 3) - 9,940 Depreciation/amortization of non-real estate assets 6,788 5,290 Net mezzanine loan fees received (See note 4) 89,715 74,333 Less: Non-cash mezzanine loan interest income (See note 4) (113,871) - Normally recurring capital expenditures (See note 5) (57,436) (26,948) Adjusted funds from operations attributable to common stockholders 830,980$ 429,857$ Common Stock dividends: Declared 677,477$ 646,487$ Per share 0.130$ 0.125$ Weighted average shares outstanding - basic and diluted (A) 5,177,170 4,886,486 Actual shares outstanding at June 30, 2012 and 2011, including 33,046 and 26,000 unvested shares of restricted Common Stock at June 30, 2012 and 2011, respectively 5,211,359 5,171,899 (A) The dilutive effect of potential common stock equivalents was excluded from the calculation of weighted average shares outstanding because the Company recorded a net loss for the three-month periods ended June 30, 2012 and 2011. Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net Loss Attributable to Common Stockholders Three months ended: See Notes to Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net Loss Attributable to Common Stockholders on page 8

Second Quarter 2012 Supplemental Financial Data Page 6 June 30, December 31, 2012 2011 Assets Real estate Land 13,052,000$ 13,052,000$ Building and improvements 60,280,298 60,268,867 Furniture, fixtures, and equipment 8,668,020 8,392,446 Construction in progress 3,023 67,877 Gross real estate 82,003,341 81,781,190 Less: accumulated depreciation (4,590,418) (2,698,305) Net real estate 77,412,923 79,082,885 Real estate loans 14,914,128 6,000,000 Total real estate and real estate loans, net 92,327,051 85,082,885 Cash and cash equivalents 2,925,216 4,548,020 Restricted cash 699,018 567,346 Notes receivable 905,290 - Tenant receivables, net of allowance of $13,618 and $15,924 32,766 23,811 Deferred loan costs, net of amortization of $107,466 and $64,480 508,674 551,660 Deferred offering costs 2,085,039 1,388,421 Other assets 538,672 303,397 Total assets 100,021,726$ 92,465,540$ Liabilities and equity Liabilities Mortgage notes payable 55,637,000$ 55,637,000$ Accounts payable and accrued expenses 992,586 1,158,530 Accrued interest payable 169,456 176,084 Dividends payable 720,269 646,916 Security deposits and prepaid rents 311,586 163,663 Deferred income 158,406 65,446 Total liabilities 57,989,303 57,847,639 Commitments and contingencies Equity Stockholder's equity Series A Redeemable Preferred Stock, $0.01 par value per share; 150,000 shares authorized; 10,018 and 0 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively 100 - Common Stock, $0.01 par value per share; 400,066,666 shares authorized; 5,178,313 and 5,149,325 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively 51,783 51,493 Additional paid in capital 51,953,388 43,828,030 Accumulated deficit (9,972,849) (9,261,623) Total stockholders' equity 42,032,422 34,617,900 Non-controlling interest 1 1 Total equity 42,032,423 34,617,901 Total liabilities and equity 100,021,726$ 92,465,540$ Preferred Apartment Communities, Inc. Consolidated Balance Sheets (Unaudited)

Second Quarter 2012 Supplemental Financial Data Page 7 June 30, 2012 June 30, 2011 Operating activities: Net loss attributable to the company (711,226)$ (4,413,848)$ Reconciliation of net loss to net cash provided by (used in) operating activities: Depreciation expense 1,892,114 759,518 Amortization expense 2,303 2,144,114 Deferred fee income amortization (13,031) - Deferred loan cost amortization 42,986 - Non-cash stock compensation 605,607 - Changes in operating assets and liabilities: (Increase) in resident accounts receivable (8,955) (30,774) (Increase) decrease in other assets (237,577) 4,846 Increase in accounts payable and accrued expenses 67,594 572,013 (Decrease) increase in accrued interest (6,627) 152,992 Increase (decrease) in security deposits 2,070 (2,270) Increase (decrease) in prepaid rents 145,853 (6,399) Increase in deferred income 16,275 - Net cash provided by (used in) operating activities 1,797,386 (819,808) Investing activities: Investment in real estate loans (8,914,128) (6,000,000) Promissory notes issued (905,290) - Deferred acquisition fee on real estate loans (89,715) - Deferred real estate loan income 179,430 134,333 Refund of deposit on real estate investment - 150,000 Acquisition of properties, net - (87,449,341) Additions to real estate assets - improvements (221,925) (59,185) Increase in cash held in escrow and restricted cash (131,672) (71,031) Net cash (used in) investing activities (10,083,300) (93,295,224) Financing activities: Proceeds from mortgage notes payable - 55,637,000 Payments for mortgage loan costs - (616,139) Payments on revolving lines of credit - (200,000) Payments on non-revolving lines of credit - (1,240,000) Proceeds from non-revolving lines of credit - 434,102 Payments on note payable to related party - (465,050) Proceeds from sales of common stock, net of offering costs - 46,117,662 Proceeds from sales of Units, net of offering costs 9,086,527 - Common stock dividends declared and paid (1,320,096) - Preferred stock dividends declared and paid (36,892) - Payments for deferred offering costs, net of non-cash items (1,066,429) - Net cash provided by financing activities 6,663,110 99,667,575 Net (decrease) increase in cash and cash equivalents (1,622,804) 5,552,543 Cash beginning of period 4,548,020 22,275 Cash end of period 2,925,216$ 5,574,818$ Supplemental cash flow information: Cash paid for interest 1,022,468$ 259,847$ Supplemental disclosure of non-cash activities: Accrued capital expenditures 32,712$ 54,242$ Dividends payable - common 677,476$ 646,487$ Dividends payable - preferred 42,793$ -$ Accrued deferred offering costs 448,560$ 15,770$ Reclass of offering costs from deferred asset to equity 142,485$ -$ Accrued deferred real estate loan acquisition cost -$ 60,000$ Six months ended Preferred Apartment Communities, Inc. Consolidated Statements of Cash Flows (Unaudited)

Second Quarter 2012 Supplemental Financial Data Page 8 Notes to Consolidated Statements of Operations and Reconciliation of Funds From Operations Attributable to Common Stockholders and Adjusted Funds From Operations Attributable to Common Stockholders to Net Loss Attributable to Common Stockholders 1) Rental and other property revenues and expenses for the three-month and six-month periods ended June 30, 2011 are comprised of activity from the dates of acquisition (April 15, 21, and 29, 2011, for Stone Rise, Summit Crossing, and Trail Creek, respectively) through the reporting date. 2) We incurred loan closing costs of $616,140 on our mortgage loans, which are secured on a property-by-property basis by the three acquired multifamily communities. These loan costs are being amortized over the life of the loans, and the non-cash amortization expense is an addition to FFO in the calculation of AFFO. Neither we nor Preferred Apartment Communities Operating Partnership, L.P., our Operating Partnership, have any recourse liability in connection with any of these mortgage loans, nor do we have any cross-collateralization arrangements with respect to these assets. 3) Certain costs involved with establishment as a publicly-traded real estate investment trust were incurred and are added to FFO in the calculation of AFFO. These costs primarily consist of one- time fees for professional services. 4) We receive loan fees and loan commitment fees in conjunction with the origination of certain real estate loans. These fees are then recognized as revenue over the lives of the loans as adjustments of yield using the effective interest method. The total fees received, after the payment of acquisition fees to Preferred Apartment Advisors, LLC, our Manager, are additive adjustments in the calculation of AFFO. Correspondingly, the non-cash income recognized under the effective interest method is a deduction in the calculation of AFFO. 5) We deduct from FFO normally recurring capital expenditures that are necessary to maintain the properties’ revenue streams. Excluded from the calculation of AFFO are non-recurring capital expenditures of $7,016 and $54,736 for the three-month periods ended June 30, 2012 and 2011, respectively. See Definitions of Non-GAAP Measures on page 9.

Second Quarter
2012

PREFERREDAPARTMENT | COMMUNITIES®

Capital Expenditures

We regularly incur capital expenditures related to our owned properties. Capital expenditures may be nonrecurring and discretionary, as part of a strategic plan intended to increase a property's value and corresponding revenue-generating power, or may be normally recurring and necessary to maintain the income streams and present value of a property. Certain capital expenditures may be budgeted and reserved for upon acquiring a property as initial expenditures necessary to bring a property up to our standards or to add features or amenities that we believe make the property a compelling value to prospective residents in its individual market. These budgeted nonrecurring capital expenditures in connection with an acquisition are funded from the capital source(s) for the acquisition and are not dependent upon subsequent property operational cash flows for funding.

For the three-month period ended June 30, 2012, our capital expenditures were:

	Summit	Trail	Rise	Total
Nonrecurring capital expenditures:				
Budgeted at property acquisition	$ -	$ -	$ -	$ -
Other nonrecurring capital expenditures	-	5,850	1,166	7,016
Total nonrecurring capital expenditures	-	5,850	1,166	7,016
Normally recurring capital expenditures	20,807	19,286	17,343	57,436
Total capital expenditures	$ 20,807	$ 25,136	$ 18,509	$ 64,452

Physical and Average Economic Occupancy

As of June 30, 2012, our physical occupancy was 94.5% and for the three-month period ended June 30, 2012, our average economic occupancy was 91.2% and our average physical occupancy was 93.8%. We calculate average economic occupancy by dividing gross potential rent less vacancy losses, model expenses, bad debt expenses and concessions by gross potential rent.

Definitions of Non-GAAP Measures

Funds From Operations Attributable to Common Stockholders *("FFO")*

Analysts, managers, and investors have, since the first real estate investment trusts were created, made certain adjustments to reported net income amounts under U.S. GAAP in order to better assess these vehicles' liquidity and cash flows. FFO is one of the most commonly utilized Non-GAAP measures currently in practice. In its 2002 *"White* Paper *on Funds From Operations",* which was revised in 2004, the National Association of Real Estate Investment Trusts, or NAREIT, standardized the definition of how Net income/loss should be adjusted to arrive at FFO, in the interests of uniformity and comparability. The NAREIT definition of FFO (and the one reported by the Company) is:

Net income/loss:

- Excluding impairment charges on and gains/losses from sales of depreciable property;

Supplemental Financial Data Page 9

Second Quarter 2012 Supplemental Financial Data Page 10  Plus depreciation and amortization of real estate assets; and  After adjustments for unconsolidated partnerships and joint ventures Not all companies necessarily utilize the standardized NAREIT definition of FFO, and so caution should be taken in comparing the Company’s reported FFO results to those of other companies. The Company’s FFO results are comparable to the FFO results of other companies that follow the NAREIT definition of FFO and report these figures on that basis. We believe FFO is useful to investors as a supplemental gauge of our operating results. FFO is a non-GAAP measure that is reconciled to its most comparable GAAP measure, which the Company believes to be net income/loss available to common stockholders. Adjusted Funds From Operations Attributable to Common Stockholders (“AFFO”) AFFO makes further adjustments to FFO results in order to arrive at a more refined measure of operating and financial performance. There is no industry standard definition of AFFO and practice is divergent across the industry. The Company calculates AFFO as: FFO, plus:  Acquisition costs;  Organization costs;  Non-cash equity compensation to directors and executives;  Amortization of loan closing costs;  REIT establishment costs;  Depreciation and amortization of non-real estate assets; and  Net loan origination fees received; Less:  Non-cash mezzanine loan interest income; and  Normally recurring capital expenditures AFFO figures reported by us are not generally comparable to those reported by other companies. Investors are cautioned that AFFO excludes acquisition costs which are generally recorded in the periods in which the properties are acquired (and often preceding periods). We utilize AFFO to gauge the results of the operating performance of our portfolio of real estate assets. We believe AFFO is useful to investors as a supplemental gauge of our operating performance and is useful in comparing our operating performance with other real estate companies that are not as involved in ongoing acquisition activities. AFFO is a useful supplement to, but not a substitute for, its closest GAAP-compliant measure, which we believe to be net income/loss available to common stockholders. For further information: Leonard A. Silverstein, Executive Vice President Preferred Apartment Communities, Inc. lsilverstein@pacapts.com +1-770-818-4147